EXHIBIT 10.16


THIS  DEED  OF  AMENDMENT  is  made  on  15  August  2005.

BETWEEN:

SIBERIAN  ENERGY  GROUP  INC.,a  corporation  incorporated under the laws of the
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State  of  Nevada, United States and whose principal place of business is at 275
Madison  Avenue,  6th  floor,  New  York,  NY  10016  ("SEG");

BALTIC PETROLEUM LIMITED, a company incorporated in England and Wales under
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company number 05303991 and whose registered office is at 18b Charles Street,
London W1J 5DU ("BP"); and

together referred to as the "PARTIES".

WHEREAS:
SEG and BP entered into an option agreement on 28 April 2005, whereby pursuant to the Parties intention to cooperate in a joint venture (the "JOINT VENTURE") the Parties agreed to inter alia amend and replace the terms of a previous option agreement entered into between the Parties and to set out revised terms in relation to the Joint Venture (the "OPTION AGREEMENT").

BP has agreed to make available to OOO Zauralneftegaz ("ZNG") a further loan of US$173,468, under the existing loan facility, for the purpose of ZNG making additional payments to OOO Business Standard, upon and subject to the terms of the loan agreement entered into between ZNG and BP on 28 April 2005 (the "LOAN AGREEMENT") and the deed amending the Loan Agreement entered into between BP and ZNG on [ ] [ ] 2005 (the "AMENDING DEED").

IT  IS  THEREFORE  AGREED  AS  FOLLOWS:
     1. Terms used in this Deed shall have the same meaning as given in the Option Agreement unless otherwise herein.

     2. Definitions used in this Deed shall have the same meaning as given in the Option Agreement unless otherwise herein.

     3. Save as varied by this Deed, the terms of the Option Agreement shall remain in full force and effect.

     4. As of the date of execution of the Amending Deed, any reference to the Initial Loan (as defined in the Option Agreement) shall be taken to include the Additional Amount.

     5. Clause 9.3 of the Option Agreement shall be deleted in its entirety and the following shall be inserted in its place:

          "US$350,000 to be used by ZNG to account to OOO Business Standard, a Russian limited liability company ("BUSINESS STANDARD") in respect of its services for coordinating the gathering of data and information on 4 new

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          exploration  licences  in  the  Kurgan  region  being  considered  by
          ZNG, in respect of areas which shall be designated by BP. The parties intend that this data and information be obtained as soon as possible."

     6. For the avoidance of doubt, under clause 8.1 (c) of the Loan Agreement, US$250,000 has been drawn down by ZNG and paid to OOO Business Standard. Following execution of the Amending Deed, under clause 8.1(c) of the Loan Agreement as amended from time to time, US$100,000 will remain to be drawn down by ZNG to be made payable to OOO Business Standard.

     7. Clause 9.5 of the Option Agreement shall be deleted in its entirety and the following shall be inserted in its place:

          "a further amount of US$320,000 shall be advanced to allow the payment to Business Standard of a further payment of US$320,000, but only upon production to BP of a copy of a letter addressed to ZNG from the relevant licence authority(ies) of the Ministry of Natural Resources in the Russian Federation confirming that the 4 licences detailed in clause 9.3 above have been awarded to ZNG in a form acceptable to BP."

     8. Clause 9.8 of the Option Agreement shall be deleted in its entirety and the following shall be inserted in its place: "US$28,328 to be used as a deposit for Russian banking and currency regulation requirements."

     9. This Deed may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same document.

     10. This Deed shall be governed by English law. Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Deed.

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IN WITNESS WHEREOF, the parties have executed this Deed as of the date first above written.


EXECUTED  AS  A  DEED  by          /s/ David Zaikin
SIBERIAN  ENERGY  GROUP  INC.:     ---------------------------
                                   Authorised signatory

                                   David  Zaikin
                                   ---------------------------
                                   Chairman  and  CEO

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EXECUTED  AS  A  DEED  by
BALTIC  PETROLEUM                  /s/ Simon Escott
LIMITED                            ----------------------------------
acting  by  two  Directors/        Director Simon Escott
a  Director  and  the  Secretary:
                                   Simon Escott
                                   ----------------------------------
                                          Name

                                   /s/James  Pockney
                                   ----------------------------------
                                   Director/Secretary James Pockney

                                   James Pockney
                                   ----------------------------------
                                          Name

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